A Leading Immunotherapy Biotech Company Broad Late-Stage Clinical Platform of Antibody Cytokine Fusion Proteins, Albumin-Linked Chemo-Immunomodulators, Vaccine Vectors and Natural Killer cells NASDAQ:IBRX June 4, 2021 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are considered forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. Statements of past performance, efforts, or results of our clinical trials, about which inferences or assumptions may be made, can also be forward-looking statements and are not indicative of future performances or results. Forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of ImmunityBio’s management as well as assumptions made by and information currently available to ImmunityBio. Such statements reflect the current views of ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about ImmunityBio, including, without limitation, (i) the ability of ImmunityBio to continue its planned preclinical and clinical development of its development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (ii) whether interim, initial, “top-line” and preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data, (iii) our ability to obtain additional financing to fund our operations and complete the development and commercialization of our various product candidates, (iv) uncertainty of the expected financial performance and successful integration of the combined company following completion of the merger, including the possibility that the expected synergies and value creation from the merger will not be realized or will not be realized within the expected period, (v) inability to retain and hire key personnel, and (vi) the unknown future impact of the COVID-19 pandemic delay on certain clinical trials or their milestones and/or ImmunityBio’s operations or operating expenses. More details about these and other risks that may impact ImmunityBio’s business are described under the heading “Risk Factors” in the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2021 and in subsequent filings made by ImmunityBio with the SEC, which are available on the SEC’s website at www.sec.gov. ImmunityBio cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ImmunityBio does not undertake any duty to update any forward-looking statement or other information in this presentation, except to the extent required by law. Forward Looking Statements

ImmunityBio: A Leading Immunotherapy Company

ImmunityBio

NASDAQ: IBRX

40

Phase I / II / III
Clinical Trials



1,800+

Patients Studied

25

Phase II / III
Clinical Trials

17

First in Human
Immunotherapy Molecules
and cells



Antibody Cytokine Fusion Proteins | **Chemo Immuno Modulators** | **Vaccine Technologies** | **Natural Killer Cells**



A Leading Immunotherapy Platform in Oncology & Infectious Diseases

600+

Worldwide Patents Extending to
2035 and Beyond

~400,000

Square Feet of Manufacturing
and R&D Facilities



100+

Patients Dosed with
Off-the-Shelf
Natural Killer Cells


NK
Cells

>5 Trillion

Over 5 Trillion Natural Killer Cells
Manufactured to Date

6/3/2021

ImmunityBio – June 21

ImmunityBio 3

Selected Clinical Pipeline Updates for June 2021 Non-Muscle Invasive Bladder Cancer (NMIBC) Pancreatic Cancer Triple Negative Breast Cancer (TNBC) M-ceNK COVID-19 HIV Seminal Worldwide Patents

Selected Clinical Pipeline Updates for June 2021 Non-Muscle Invasive Bladder Cancer (NMIBC) Pancreatic Cancer Triple Negative Breast Cancer (TNBC) M-ceNK COVID-19 HIV Seminal Worldwide Patents

BCG Unresponsive NMIBC CIS Registration Trial FDA Breakthrough Designation BCG + Anktiva Administered Intravesically Intravesical BCG Anktiva (N-803) Bladder Catheter Medication FDA BREAKTHROUGH THERAPY DESIGNATION for BCG-Unresponsive NMIBC CIS N=80 FULLY ENROLLED

Pivotal Registration Data (QUILT-3.032) in BCG-Unresponsive NMIBC CIS Primary Endpoint Met Secondary Endpoint Updated June 2021 CR at 12 months: 58% (95% CI: 42.9%, 71.1%) Probability of patients maintaining CR for 12 months Median Follow-Up Time: 16.1 Months Complete Response at 12 Months, Safety Population – Cohort A (CIS) CR at 12 Months: 58% (95% CI: 42.9%, 71.1%) NCT03022825 Primary Endpoint: CR at any time, with lower bound of 95% CI ≥ 20% To meet the primary endpoint, 24 out of 80 patients must have had a CR at any time 56 out of 80 CR’s have been reached CR rate at any time 70% (95% CI: 59%, 80%) CR rate confirmed by central review

Efficacy & Safety in Patients with BCG-Unresponsive NMIBC CIS in QUILT-3.032 and Historical Comparison to Keytruda Efficacy Endpoints KEYNOTE-057 Keytruda QUILT-3.032 Anktiva + BCG CR Rate (95% CI) At any time or 3 months 41% (31%, 52%) 70% (59%, 80%) Duration of Response in Responding Patients Median Duration of CR in Months (range) 16.2 (0.0+ – 26.8) 19.9 (0.0+ – 26.6) Cystectomy Free Rate % Cystectomy Free 63% 86% Immune-Mediated Adverse Event KEYNOTE-057 Keytruda QUILT-3.032 Anktiva + BCG Any Immune-Mediated AE 21% 0 Grade 3-5 Immune-Mediated AEs 3% 0 Any Immune-Mediated SAE 5% 0 Discontinuation due to Immune-Mediated AEs 4% 0 Discontinuation due to Immune-Mediated SAEs 2% 0 Approved Jan 2020 A historical comparison. Not a head to head comparison

Selected Clinical Pipeline Updates for June 2021 Non-Muscle Invasive Bladder Cancer (NMIBC) Pancreatic Cancer Triple Negative Breast Cancer (TNBC) M-ceNK COVID-19 HIV Seminal Worldwide Patents

QUILT 88: 3rd Line or Greater Metastatic Pancreatic Cancer PHASE 2 & spIND SECOND LINE OR GREATER COHORT C N=50 N=17 QUILT 88 Exploratory haNK + PD-L1 Inhibitor (Avelumab) Median Overall Survival (OS) = 8.0 months (95% CI: 5.0, 12.3) PD-L1 t-haNK Median Overall Survival (OS) = 12.95 Months N = 42 (as of June 2021) Enrolled to Date 30 Alive to Date with Ongoing Follow-Up

QUILT 88: 3rd Line or Greater Metastatic Pancreatic Cancer PHASE 2 & spIND SECOND LINE OR GREATER COHORT C N=50 N=17 QUILT 88 Exploratory

Phase 1/2 Trial of haNK + PD-L1 in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer NCT03329248 (Closed) QUILT 3.039, 3.060, 3.070, 3.080 NANT Cancer Vaccine Preliminary Data Lock Patients (2nd Line or Greater) Weeks of Follow Up or Until Death 1 2 3 4 5 6 7 8 9 10 11 12 2nd Line or Greater Metastatic Pancreatic Cancer Historical >2L Survival Rate (3 Months)1 haNK + PD-L1 Inhibitor (Avelumab) Median Overall Survival = 8.0 months (95% CI: 5.0, 12.3) NK Synergy in Pancreatic Cancer haNK + PD-L1 inhibitor (Avelumab) in Metastatic Pancreatic Cancer Median Overall Survival 8.0 Months, Doubling Historical Survival Rates 1. Accessed Jan 2020 - Taylor et al. Designing Clinical Trials in 3rd Line or Greater Pancreatic Cancer DOI: 10.1200/JCO.2019.37.4_suppl.226

Exploratory Trial of PD-L1 t-haNK in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer PD-L1 t-haNK in Metastatic Pancreatic Cancer Median Overall Survival (OS) is 394 Days (13 Months) Historical >2L Survival Rate (12 weeks) Weeks of Follow Up or Until Death 1. Accessed Jan 2020 - Taylor et al. Designing Clinical Trials in 3rd Line or Greater Pancreatic Cancer DOI: 10.1200/JCO.2019.37.4_suppl.226 2nd Line or Greater Metastatic Pancreatic Cancer Patients (2nd Line or Greater) Ongoing Treatment Median Overall Survival = 13 months

QUILT 88: 3rd Line or Greater Metastatic Pancreatic Cancer PHASE 2 & spIND SECOND LINE OR GREATER COHORT C N=50 N=17 QUILT 88 Exploratory

PD-L1 t-haNK + Chemo Immunomodulation in Locally Advanced or Metastatic Pancreatic Cancer (QUILT-88)

Actively Enrolling

Phase 2 Trial of PD-L1 t-haNK in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer

NCT04390399 (QUILT-88) N=248

Aldoxorubicin HCl, N-803 and PD-L1 t-haNK
Clinical Trial Protocol: QUILT-88 Amendment 3 — ImmunityBio, Inc.

OPEN-LABEL, RANDOMIZED, COMPARATIVE PHASE 2 STUDY OF COMBINATION IMMUNOTHERAPY PLUS STANDARD-OF-CARE CHEMOTHERAPY VERSUS STANDARD-OF-CARE CHEMOTHERAPY FOR THE TREATMENT OF LOCALLY ADVANCED OR METASTATIC PANCREATIC CANCER



Last Updated June 2021
N = 42 to date
30 Alive to Date with Ongoing Follow-Up
D
0
5
10
15
20
25
30
35
Weeks of Follow Up or Until Death
Historical >2L Survival Rate
(12 weeks)

1. Accessed Jan 2020 - Taylor et al. Designing Clinical Trials in 3rd Line or Greater Pancreatic Cancer
DOI: 10.1200/JCO.2019.37.4_suppl.226

ImmunityBio – June 21

ImmunityBio 15

Abstract # 343497

Presenting at ASCO 2021

QUILT-88: NANT Pancreatic Cancer Vaccine – Trial in Progress

Open-label, randomized, comparative phase 2/3 study of combination immunotherapy plus standard-of-care chemotherapy and SBRT versus standard-of-care chemotherapy for the treatment of locally advanced or metastatic pancreatic cancer

Tara Seery[1], Chaitali Nangia[1], Leonard Sender[2], Sandeep Reddy[2], Patrick Soon-Shiong[2]

[1]Hoag Cancer Center, Newport Beach, CA; [2], ImmunityBio Inc. Culver City, CA.

BACKGROUND

Pancreatic cancer will claim an estimated 47,050 lives in the USA in 2020, with an expected 5 year survival of 10%. Thus there is an urgent need for novel treatment options in this disease. We hypothesize that effective response against pancreatic cancer requires a coordinated approach that orchestrates both the innate and adaptive immune system. We further hypothesize that by orchestrating the activation of the entire immune system, we could accomplish immunogenic cell death with durable responses in this disease. We describe a novel combination immunotherapy protocol of low-dose chemoradiation, cytokine-induced NK and T cell activation via N-803 (Anktiva, IL-15 cytokine fusion protein), and off-the-shelf PDL1-targeted high-affinity NK cell (PDL1 t-haNK) infusion.

STUDY ENDPOINTS

Primary Efficacy Endpoints:
- PFS per RECIST V1.1 (Cohorts A and B).
- OS (Cohort C).

Secondary Efficacy Endpoints:
- ORR, CR rate, DoR, and DCR (confirmed CR or PR, or SD for at least 2 months) by RECIST V1.1
- OS (Cohorts A and B).
- PFS per RECIST V1.1 (Cohort C).
- QoL by PROs.

Safety Endpoints:
- Incidence of treatment-emergent adverse events (AEs) and serious AEs (SAEs), graded using the National Cancer Institute (NCI) Common Terminology Criteria for Adverse Events (CTCAE) Version 5.0.
- Safety laboratory tests.
- Vital signs.

Exploratory Endpoints:
- PFS, ORR, CR rate, DoR, and DCR per iRECIST.
- CA 19-9 levels and correlations with subject outcomes.

STUDY DESIGN


COHORT A
First Line Pancreatic
Locally Advanced or Metastatic Pancreatic Cancer treated with Gemcitabine + Nab-Paclitaxel
Randomize 1:1
Control Arm
Nab-paclitaxel + Gemcitabine +
Experimental Arm
Nab-paclitaxel + Gemcitabine + Cyclophosphamide
Anktiva
Aldoxorubicin
Experimental Arm
Nab-paclitaxel + Gemcitabine + Cyclophosphamide
Anktiva
Aldoxorubicin
PD-L1 t-haNK*
COHORT B
Second Line Pancreatic
Locally Advanced or Metastatic Pancreatic Cancer treated with Gemcitabine or paclitaxel-based therapy or FOLFOX or FOLFIRINOX
Randomize 1:1
Control Arm
Irinotecan Liposome
Leucovorin
5-FU
Experimental Arm
Nab-paclitaxel + Gemcitabine + Cyclophosphamide
Anktiva
Aldoxorubicin
PD-L1 t-haNK*
COHORT C
Third-Line or Greater Pancreatic
Locally Advanced or Metastatic Pancreatic Cancer Treated with at Least 2 Lines of Therapy
Experimental Arm
Nab-paclitaxel + Gemcitabine + Cyclophosphamide
N-803
Aldoxorubicin
PD-L1 t-haNK*

MAJOR INCLUSION CRITERIA

For Cohort A, subjects must have initially received, or are currently receiving, continuous treatment with gemcitabine plus nab-paclitaxel for at least 16 weeks and have confirmed PR, CR, or SD prior to receiving first-line maintenance therapy on this study. Duration of actual initial treatment may be unlimited as long as no evidence of disease progression is noted by the Investigator at the time of randomization.

b. For Cohort B, subjects must have PD after receiving initial treatment with FOLFOX, FOLFIRINOX, or a gemcitabine- or paclitaxel-based therapy for pancreatic cancer. Subjects who discontinued prior therapy due to toxicity, intolerance, or available therapy was clinically contraindicated are allowed.

c. For Cohort C, subjects must have PD after receiving at least 2 lines of therapy for pancreatic cancer, including but not limited to neoadjuvant, adjuvant, and/or metastatic settings.

MAJOR EXCLUSION CRITERIA

a. Absolute neutrophil count (ANC) < 1000 cells/mm3.
b. Platelet count < 100,000 cells/mm3.
Aldoxorubicin HCl, N-803 and PD-L1 t-haNK ImmunityBio, Inc.
Clinical Trial Protocol: QUILT-88 Amendment 5
Confidential and Proprietary 10
c. Hemoglobin < 9 g/dL.
d. Total bilirubin greater than two times the upper limit of normal (ULN; unless the subject has documented Gilbert's syndrome).
e. Aspartate aminotransferase (AST [SGOT]) or alanine aminotransferase (ALT [SGPT]) > 2.5 × ULN (> 5 × ULN in subjects with liver metastases).
f. Alkaline phosphatase (ALP) levels > 2.5 × ULN (> 5 × ULN in subjects with liver metastases, or > 10 × ULN in subjects with bone metastases).
g. Serum creatinine > 2.0 mg/dL or 177 µmol/L.
h. Serum anion gap > 16 mEq/L or arterial blood with pH < 7.3.
i. Albumin < 3.0.
j. Ascites requiring paracentesis.

STUDY EXPERIMENTAL TREATMENT

Days 1 and 15, every 4 weeks:
- Nab-paclitaxel
- Gemcitabine

Days 1–5 and 15–19, every 4 weeks:
- Cyclophosphamide

Days 1, 8, 15, and 22; for first cycle only:
- SBRT (not to exceed 8 Gy, exact dose to be determined by the radiation oncologist)

Day 8, every 4 weeks:
- Aldoxorubicin HCl
- N-803 (15 µg/kg SC)

Days 1, 8, and 15; every 4 weeks:
- PD-L1 t-haNK (~2 × 109 cells/dose IV)

CONTACT

info@immunitybio.com
310-883-1300 Main

REFERENCES

1. An Antibody Designed to Improve Adoptive NK-Cell Therapy Inhibits Pancreatic Cancer Progression in a Murine Model
Jaemin Lee, Tae
Heung Kang, Wonbeak Yoo, Hyunji Choi, Seongyea Jo, Kyungsu Ko
ng, Sang-Rae Lee, Sun-Uk Kim, Ji-
Su Kim, Duck Cho, Janghwan Kim, Jeong-Yoon Kim, Eun-
Soo Kwon and Seokho Kim
DOI: 10.1158/2326-6066.CIR-18-0317 Published February 2019
2. Oh E, Min B, Li Y, Lian C, Hong J, Park GM, Yang B, Cho SY, Hwang YK, Yun CO. Cryopreserved Human Natural Killer Cells Exhibit Potent Antitumor Efficacy against Orthotopic Pancreatic Cancer through Efficient Tumor-Homing and Cytolytic Ability (Running Title: Cryopreserved NK Cells Exhibit Antitumor Effect). Cancers (Basel). 2019 Jul 9;11(7):966. doi: 10.3390/cancers11070966.

© 2021 ImmunityBio

ImmunityBio – June 21

ASCO Annual Meeting
June 2021

Selected Clinical Pipeline Updates for June 2021 Non-Muscle Invasive Bladder Cancer (NMIBC) Pancreatic Cancer Triple Negative Breast Cancer (TNBC) M-ceNK COVID-19 HIV Patents

PD-L1 t-haNK Activity in Triple Negative Breast Cancer

PD-L1 t-haNK Activity in Triple Negative Breast Cancer ORR:67% Median PFS: 14.3 months Median OS: 20.2 months ImmunityBio Phase 1b / 2 TNBC Data (2nd Line or Greater) ORR was 33.3% (95% CI: 24.6, 43.1) Median response duration was 7.7 months (95% CI: 4.9, 10.8) April 2020 A historical comparison. Not a head to head comparison Phase 1/2: Open-label, Phase 1/2 trial of sacituzumab plus Anktiva and PD-L1 t-haNK for the treatment of subjects with advanced triple-negative breast cancer after prior therapy. TNBC >2 Prior Treatments for Metastatic Disease

TNBC Phase 1 / 2 Treatment Schema ImmunityBio Investigational Agents In TNBC Clinical Trial PD-L1 t-haNK Anktiva (N-803) Cytokine Cytokine Fusion Antibody (IgG1) TNBC – Triple Negative Breast Cancer Phase 1 Dose Finding Study

Selected Clinical Pipeline Updates for June 2021 Non-Muscle Invasive Bladder Cancer (NMIBC) Pancreatic Cancer Triple Negative Breast Cancer (TNBC) M-ceNK COVID-19 HIV Patents

Liquid & Solid Tumor Cell Therapy Program Off-the-Shelf Natural Killer Cells (NK-92) In-Vivo NK and T Cell Activation (Anktiva) Memory Cytokine Enriched Natural Killer Cells (M-ceNK: Autologous/Allogeneic) Pancreatic Cancer (Ph 2/3) TNBC (Ph 1/2) Lung Cancer (Ph 3) Merkel Cell Carcinoma (Ph 2) Diffuse Large Cell Lymphoma (Ph 1) GBM (Ph 1) Bladder Cancer (Ph 2/3) Pancreatic Cancer (Ph 2/3) TNBC (Ph 1) Lung Cancer (Ph 3) Indolent Non-Hodgkin Lymphoma (Ph 1) Solid Tumors (Ph 1) Liquid Tumors (Ph 1) Cytokine Cytokine Fusion Antibody (IgG1) haNK PD-L1 t-haNK CD19 t-haNK HER2 t-haNK EGFR t-haNK t-haNK Anktiva (N-803) M-ceNK

Liquid & Solid Tumor Cell Therapy Program Off-the-Shelf Natural Killer Cells (NK-92) In-Vivo NK and T Cell Activation (Anktiva) Memory Cytokine Enriched Natural Killer Cells (M-ceNK: Autologous/Allogeneic) Pancreatic Cancer (Ph 2/3) TNBC (Ph 1/2) Lung Cancer (Ph 3) Merkel Cell Carcinoma (Ph 2) Diffuse Large Cell Lymphoma (Ph 1) GBM (Ph 1) Bladder Cancer (Ph 2/3) Pancreatic Cancer (Ph 2/3) TNBC (Ph 1) Lung Cancer (Ph 3) Indolent Non-Hodgkin Lymphoma (Ph 1) Solid Tumors (Ph 1) Liquid Tumors (Ph 1) Cytokine Cytokine Fusion Antibody (IgG1) haNK PD-L1 t-haNK CD19 t-haNK HER2 t-haNK EGFR t-haNK t-haNK Anktiva (N-803) M-ceNK

Most Clinically Developed Off-the-Shelf NK Cell Therapy: More Patients Dosed with Longer Follow-up in NK Cell Therapy

NK-92 Universal Cell Line, Off-the-Shelf NK

First-ever Cell Therapy Engineered with **Four** Active Anti-tumor Modalities Cleared for U.S. Clinical Investigation

NK-92 Universal NK Cell Line


aNK
haNK
PD-L1 t-haNK
CD19 t-haNK
HER2 t-haNK
EGFR t-haNK
t-haNK

	aNK (NK-92)	haNK	PD-L1 t-haNK	CD-19 t-haNK	HER2 t-haNK	EGFR t-haNK
Innate Immunity Without Major Inhibitory Receptors	NKG2D	NKG2D	NKG2D	NKG2D	NKG2D	NKG2D
High-Affinity CD16	X	CD16	CD16	CD16	CD16	CD16
erIL2	X	erIL2	erIL2	erIL2	erIL2	erIL2
CAR Insertion(s)	X	CD16	PD-L1	CD19	HER2	EGFR
Clinical Indication	Core Cell Line	Registrational Merkel Cell*	Pancreatic* NSCLC	Lymphoma	Breast	Head & Neck
Current Status	Universal NK Cell Line	**Phase II Jan 2019**	**Phase II June 2020**	**IND Authorized**	**IND Planned Q4 2021**	**IND Planned Q3 2021**

*Registrational Intent *Registrational Intent

6/4/2021 ImmunityBio – June 21 ImmunityBio 25

Liquid & Solid Tumor Cell Therapy Program Off-the-Shelf Natural Killer Cells (NK-92) In-Vivo NK and T Cell Activation (Anktiva) Memory Cytokine Enriched Natural Killer Cells (M-ceNK: Autologous/Allogeneic) Pancreatic Cancer (Ph 2/3) TNBC (Ph 1/2) Lung Cancer (Ph 3) Merkel Cell Carcinoma (Ph 2) Diffuse Large Cell Lymphoma (Ph 1) GBM (Ph 1) Bladder Cancer (Ph 2/3) Pancreatic Cancer (Ph 2/3) TNBC (Ph 1) Lung Cancer (Ph 3) Indolent Non-Hodgkin Lymphoma (Ph 1) Solid Tumors (Ph 1) Liquid Tumors (Ph 1) Cytokine Cytokine Fusion Antibody (IgG1) haNK PD-L1 t-haNK CD19 t-haNK HER2 t-haNK EGFR t-haNK t-haNK Anktiva (N-803) M-ceNK

Liquid Tumors: Indolent Non-Hodgkin Lymphoma (iNHL)

Durable complete response achieved in 7 of 9 (78%) CD20 sensitive patients who failed Rituxan® therapy in Phase 1 liquid tumor trial Of those patients who responded to the combination therapy of Anktiva™ plus Rituxan, 7 out of 7 (100%) achieved a complete response Chemotherapy-free regimen with minimal toxicity potentially enhances Rituxan mAb therapy with potential for broad application across liquid tumor indications Prolonged duration of disease without progression ranging from 18 to 24 months

Liquid & Solid Tumor Cell Therapy Program Off-the-Shelf Natural Killer Cells (NK-92) In-Vivo NK and T Cell Activation (Anktiva) Memory Cytokine Enriched Natural Killer Cells (M-ceNK: Autologous/Allogeneic) Pancreatic Cancer (Ph 2/3) TNBC (Ph 1/2) Lung Cancer (Ph 3) Merkel Cell Carcinoma (Ph 2) Diffuse Large Cell Lymphoma (Ph 1) GBM (Ph 1) Bladder Cancer (Ph 2/3) Pancreatic Cancer (Ph 2/3) TNBC (Ph 1) Lung Cancer (Ph 3) Indolent Non-Hodgkin Lymphoma (Ph 1) Solid Tumors (Ph 1) Liquid Tumors (Ph 1) Cytokine Cytokine Fusion Antibody (IgG1) haNK PD-L1 t-haNK CD19 t-haNK HER2 t-haNK EGFR t-haNK t-haNK Anktiva (N-803) M-ceNK

M-ceNK (N=20): 3,000% Cell Expansion with Potent Killing Across Multiple Cell Lines

Introducing ImmunityBio's Proprietary Method of First in Human First in Class M-ceNK Generation From Autologous and Allogeneic Apheresis

Patient Apheresis Product
Healthy Donor or Cancer Patient

⬇

Apheresis Material Intermediate (AMI)
Cryopreservation
Potential 10 Aliquots

⬇

AMI Thaw of a Single Aliquot,
CENK Expansion
M-ceNK Drug Substance Production

⬇

M-ceNK Cryopreservation
Potential 2-4 Doses Per Aliquot



Patient Apheresis
Apheresis Product
Freeze using CryoMed
Storage in LN2 Freezer
Thaw Frozen AMI in water bath
Expansion in NANT 001
M-CENK Induction in NANT 001
Exchange media using Sepax C Pro
Freeze using CryoMed
M-CENK Product

Potential ~20 Doses of Potent M-ceNK Cells Per Single Apheresis

June 3, 2021

ImmunityBio – June 21

ImmunityBio 31

First in Human Autologous NK For Solid Tumors

M-ceNK: Autologous and Allogeneic Proprietary Process

Memory Cytokine Enhanced NK (M-ceNK)

Day 1



Autologous Apheresis Patient White Cell Collection

Day 1



Autologous Apheresis White Cells



CD3
CD56

White Cells



Single Aliquot For Enrichment

Aliquot One Bag into 10 Lots for Cryopreservation



Day 1

Cryopreservation For Future Uses



Day 1-16

NK Enrichment

GMP-in-a-Box NK Cell Enrichment Cytokine Induced Proliferation



CD3
CD56

Enhanced NK Cells

Day 17



Concentrate $0.3 – 1.0 \times 10^9$ NK Cells

Day 17



Autologous Cytokine Enhanced Natural Killer Cells for Transfusion $0.3 – 1.0 \times 10^9$ NK Cells



CD3
CD56

Memory Cytokine Enhanced NK (M-ceNK)

Potential ~20 Doses of Potent M-ceNK Cells Per Single Apheresis

6/3/2021 ImmunityBio – June 21 ImmunityBio 32

M-ceNK Cell Production From Twenty Donors: Healthy Donors (N=15) and Cancer Patients (N=5)

Donors	Apheresis collected	Range of total nucleated cells (TNC) collected	% of NK cells	% of Expansion and Production of M-ceNK cells in 18-20 days	Potential # of Doses Cryopreserved M-ceNK from One Apheresis
Healthy Donor	N = 15	8 - 27 Billion Cells Per Donor	11 - 16 % CD56+ cells	~3,000%	~20 doses
Cancer Patient	N = 5	1.4 - 9.9 Billion Cells Per Donor	13 - 49 % CD56+ cells	~300 to ~6,000%	~15 doses


Apheresis, MNCs
N-803
~20 days
Cytokine Enhanced NK cells (CENK)
Cytokine cocktail including N-803
14 H
M-ceNK
Q1 0
Q2 98.4
Q4 0
Q3 1.64
IFN-g
CD56

Intracellular Staining for IFN-γ in CD56+ cells


CENK
M-ceNK
PE-Vio770-A+
91.8
8.18
1.97
98.0
Count
B4-A :: PE-Vio770-A

6/3/2021
ImmunityBio – June 21
ImmunityBio 33

Donor 5 Donor 6 Donor 7 Cancer Patient Healthy Donor Donor 13 Donor 8 Donor 3 IFN-g CD56 IFN-g CD56 M-ceNK Production from Healthy Donor vs Cancer Patient Are Equally Potent

M-ceNK a potent killer of cancer cells across multiple solid and liquid tumor types 5/6/2021

Confirmation by NCI Researchers: M-ceNK Potent Activity Across Multiple Cell Types Lysis by NK Cells: Ovarian Cancer Lysis by NK Cells: Small Cell Lung Cancer Lysis by NK Cells: Breast Cancer & NSCLC Provided under CRADA: Fousek/Palena Data, LTIB, NCI (National Cancer Institute)

M-ceNK Clinical Trial Authorized – NCT04898543 (QUILT 3.076) Phase 1 – First in Human M-ceNK Trial

Selected Clinical Pipeline Updates for June 2021 Non-Muscle Invasive Bladder Cancer (NMIBC) Pancreatic Cancer Triple Negative Breast Cancer (TNBC) M-ceNK COVID-19 HIV Patents

Routes of Administration Being Investigated Multiple Routes of Administration of Same Vaccine Construct to Achieve T Cell Mediated & Mucosal Immunity hAd5 S-Fusion + N-ETSD COVID Vaccine Subcutaneous (2-8°C) Oral Capsule (Room Temp) Sublingual (Room Temp) Intranasal (2-8°C) USA & South Africa USA & South Africa South Africa South Africa

Routes of Administration Being Investigated Multiple Routes of Administration of Same Vaccine Construct to Achieve T Cell Mediated & Mucosal Immunity hAd5 S-Fusion + N-ETSD COVID Vaccine Subcutaneous (2-8°C) Oral Capsule (Room Temp) Sublingual (Room Temp) Intranasal (2-8°C) USA & South Africa USA & South Africa South Africa South Africa

Single Prime hAd5 Spike (S) + Nucleocapsid (N) Dual Antigen Vaccination of Healthy Volunteers Induces a Ten-Fold Increase in Mean S- and N- T-Cell Responses Equivalent to T-Cell Responses from Patients Previously Infected with SARS-CoV-2

Routes of Administration Being Investigated Multiple Routes of Administration of Same Vaccine Construct to Achieve T Cell Mediated & Mucosal Immunity hAd5 S-Fusion + N-ETSD COVID Vaccine Subcutaneous (2-8°C) Oral Capsule (Room Temp) Sublingual (Room Temp) Intranasal (2-8°C) USA & South Africa USA & South Africa South Africa South Africa

Complete Protection of Nasal and Lung Airways Against SARS-CoV-2 Challenge by Antibody Plus Th1 Dominant N- and S-Specific T-Cell Responses to Subcutaneous Prime and Thermally-Stable Oral Boost Bivalent hAd5 Vaccination in an NHP Study

Routes of Administration Being Investigated Multiple Routes of Administration of Same Vaccine Construct to Achieve T Cell Mediated & Mucosal Immunity hAd5 S-Fusion + N-ETSD COVID Vaccine Subcutaneous (2-8°C) Oral Capsule (Room Temp) Sublingual (Room Temp) Intranasal (2-8°C) USA & South Africa USA & South Africa South Africa South Africa

Routes of Administration Being Investigated Multiple Routes of Administration of Same Vaccine Construct to Achieve T Cell Mediated & Mucosal Immunity hAd5 S-Fusion + N-ETSD COVID Vaccine Subcutaneous (2-8°C) Oral Capsule (Room Temp) Sublingual (Room Temp) Intranasal (2-8°C) USA & South Africa USA & South Africa South Africa South Africa

The Dual-Antigen Ad5 COVID-19 Vaccine Delivered as an Intranasal Plus Subcutaneous Prime Elicits Th1 Dominant T-Cell and Humoral Responses in CD-1 Mice

Sisonke Universal Boost Trial in South Africa (Phase 1/2) Prime (Ad26) + Boost (hAd5 S-Fusion + N-ETSD)

Selected Clinical Pipeline Updates for June 2021 Non-Muscle Invasive Bladder Cancer (NMIBC) Pancreatic Cancer Triple Negative Breast Cancer (TNBC) M-ceNK COVID-19 HIV Patents

Rationale for N-803 in HIV Activates CD4 T cells and induces virus from latency Causes activation and proliferation of NKs and CD8s which may have direct antiviral activity Concentrates in LN where the reservoir is Long half-life (physiologic levels 3-5 days after s.q. dose) No apparent anti-IL-15 antibodies in monkeys Drives immune cells into B cell follicles

Anktiva Sends SIV-Specific CD8+ T Cells to B-Cell Follicles

Pre Anktiva

Increased SIV-specific CD8+ T cells in B-cell follicle

Post Anktiva (5d)



HIV-Gag-specific Tetramer-positive CD8+ T cells
CD20
CD8
HIV-Gag-specific Tetramer-positive CD8+ T cells
EF
F
HIV-Gag-specific Tetramer-positive CD8+ T cells
CD20
CD8
HIV-Gag-specific Tetramer-positive CD8+ T cells
EF
F

Increased SIV-specific CD8+ T cells in B-cell follicle

Webb GM, et al. Blood Adv. 2018 Jan 23;2(2):76-84.

F:EF = Follicular:Extra-Follicular

6/4/2021

ImmunityBio 51

ANKTIVA Clinical HIV Experience:

Phase I Study of Anktiva (N-803) in HIV Infected Patients to Clear Latent HIV Reservoirs

Zachary Davis[1], Jodi Anderson[1], Ann Thorkelson[1], Hing C. Wong[2], Jonathan Karn[3], Curtis Dobrowlski[3], Jeffrey S. Miller[1], Sarah Cooley[1], Daniel C Douek[4], Timothy W Schacker[1]

[1]University of Minnesota, Minneapolis, MN, [2]Altor BioScience, a Nantworks company, Miramar, FL, [3]Case Western Reserve University, Cleveland, OH, [4]Vaccine Research Center, National Institutes of Health, Bethesda, MD

ImmunityBio – June 21

ImmunityBio 52

N-803 Increases Homing of NK Cells to Lymph Node Davis et al., CROI 2018. Abstr 356 CD56 Staining of LN before (A) and 1 week after (B) the 3rd dose of N-803 in participant 2543 (3.0 mcg/kg SC). Before N-803 After N-803 Administration of N-803 results in accumulation of NK cells in lymph nodes where latently infected cells reside

N-803 Decreased Detectable HIV Reservoir in Lymphocytes With ConA Stimulation Measure of the overall size of the inducible reservoir

ImmunityBio HIV Clinical Programs: Active Phase 1/2 Clinical Trials in Progress Phase 1 B Cell Follicle Study Principle Investigator: Tim Schacker, UMinn NCT04808908 10 HIV+ patients txt 3x N-803 2 enrolled to date Phase 1 ACTG 5386: N-803 +/- 2 bNABs in HIV+ subjects Principle Investigator: Tim Wilken, Weill Cornell Medicine NCT04340596 46 HIV+ patients randomized to Arm A or B Arm A: N-803 alone txt 8x N-803 Arm B: 2 bNAbs (2x) + N-803 (8x) Trial opened for enrollment (May, 2021) Phase II Thailand Trial: N-803 in Acute HIV Infection Study Chair: Denise C Hsu, MD PhD – Henry M. Jackson Foundation NCT04505501 15 patients: 10 N-803 txt 3x, 5 Placebo 2 enrolled to date

Selected Clinical Pipeline Updates for June 2021 Non-Muscle Invasive Bladder Cancer (NMIBC) Pancreatic Cancer Triple Negative Breast Cancer (TNBC) M-ceNK COVID-19 HIV Patents

Seminal Patents: By The Numbers Antibody Cytokine Fusion Proteins Chemo Immuno Modulators Vaccine Technologies Natural Killer Cells 114 Worldwide 112 Worldwide 371 Worldwide 26 Worldwide ImmunityBio patent portfolio extends to 2040 Over 600 Issued Patents Worldwide Covering ImmunityBio Immunotherapy Portfolio

ImmunityBio: A Leading Immunotherapy Company

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Antibody Cytokine Fusion Proteins | **Chemo Immuno Modulators** | **Vaccine Technologies** | **Natural Killer Cells**

A Leading Immunotherapy Platform in Oncology & Infectious Diseases

600+
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6/3/2021
ImmunityBio – June 21
ImmunityBio 58